Exhibit 99.1

PLBY Group Closes Previously Announced Acquisition of Lovers

Acquisition of Leading Sexual Wellness Omni-Channel Retailer Further Solidifies Leadership in Sexual Wellness Category

LOS ANGELES, CA — March 2, 2021 PLBY Group, Inc. (Nasdaq: PLBY) (the “Company”), a leading pleasure and leisure lifestyle company and owner of Playboy, one of the most recognizable and iconic brands in the world, today announced the completion of its previously announced deal to acquire TLA Acquisition Corp., the parent company of the Lovers family of stores (“Lovers”), a leading omni-channel online and brick-and-mortar sexual wellness chain, with 41 stores in five states.

The acquisition of 100% of the equity of Lovers was completed for a purchase price of $25M of cash. Lovers is expected to generate $45M in revenue over the next twelve months, and approximately $5M of Adjusted EBITDA. The deal is immediately accretive to shareholders on a per share basis. Barbara Cook, CEO of Lovers, will join PLBY Group as Executive Vice President, Sexual Wellness working across PLBY Group’s Sexual Wellness brands and product lines, and remain at the helm of Lovers as its Chief Executive Officer.

“We are thrilled to officially welcome the Lovers team to PLBY Group. This transaction accelerates our company’s Sexual Wellness growth strategy with a new owned distribution platform, superior merchandising leadership, and strong product innovation capabilities,” said Ben Kohn, CEO of PLBY Group. “Lovers intimacy offerings align with the fastest growing category on our Yandy platform, and Lovers brick-and-mortar and digital retail footprint represents immediate expanded distribution for Playboy-branded Sexual Wellness offerings. While we are not factoring in synergy opportunities today, we expect to drive significant operational efficiencies in a post-Covid world. We also plan to move quickly in a post-Covid environment to aggressively expand Lovers domestically, digitally, and internationally leveraging the Playboy brand’s global awareness and operations.”

Mr. Kohn continued, “Most importantly, I couldn’t be more excited to welcome the CEO of Lovers, Barbara Cook, and the whole Lovers team to PLBY Group. Barbara brings with her more than two decades of retail and merchandising leadership experience from retail giants like Gap, Inc. and Starbucks, and we are eager to apply her expertise across our whole company.”

“Today is a momentous day for Lovers and the Sexual Wellness industry. I’m immensely proud of the recent growth achieved by our Lovers team, and thrilled to embark on this next chapter as part of PLBY Group, an organization dedicated to helping consumers around the world integrate pleasure into their lives,” said Barbara Cook, CEO of Lovers and newly appointed PLBY Group EVP of Sexual Wellness. “I’m thrilled to join Ben and the whole the PLBY Group organization to build products, services, and retail experiences to lead in the rapidly growing category of Sexual Wellness. I can’t wait to get started.”

On February 11, 2021, the Company began trading on Nasdaq Global Market after completing its business combination with Mountain Crest Acquisition Corp. (“MCAC”), a special purpose acquisition company. Upon completing the merger, Mountain Crest Acquisition Corp changed its name to PLBY Group, Inc. and the Company closed the transaction with more than $100 million in unrestricted cash and a newly flexible cap structure. Playboy’s return to the public markets as PLBY Group presents a transformed, streamlined, and high-growth business, including its iconic brand contracted licensing business, owned-and-operated sexual wellness products available for sale on its owned digital commerce platforms in major retail stores in the US, and a growing variety of clothing and branded lifestyle and digital gaming products, including one of the leading men’s apparel businesses in China.

About PLBY Group, Inc.

PLBY Group, Inc. (“PLBY Group”) connects consumers around the world with products, services, and experiences to help them look good, feel good, and have fun. PLBY Group serves consumers in four major categories: Sexual Wellness, Style & Apparel, Gaming & Lifestyle, and Beauty & Grooming. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable, iconic brands in the world, driving more than $3 billion in global consumer spend annually across 180 countries. Learn more at http://www.plbygroup.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, growth plans and anticipated financial impacts of the business combination and the Lovers acquisition.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the impact of COVID-19 pandemic on the Company’s business (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq following the business combination; (3) the risk that the business combination or its planned transactions disrupt the Company’s current plans and operations, including the risk that the Company does not complete any such planned transactions or achieve the expected benefit from them; (4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (7) risks relating to the uncertainty of the projected financial information of the Company; (8) risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated from time to time in the definitive proxy statement relating to the business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive, and readers should not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Non-GAAP Financial Measures

This press release contains certain financial information, data and forecasts, such as Adjusted EBITDA, that have not been prepared in accordance with generally accepted accounting principles (“GAAP”). PLBY Group believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends and in comparing PLBY Group's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors.  Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in PLBY Group’s financial statements.  In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. For a description of the non-GAAP financial measures referred to herein and reconciliations to the most comparable GAAP financial measure for previously reported periods, please see PLBY Group’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021 (as supplemented on February 2, 2021) and other reports and documents that it files with or furnishes to the SEC.  The Company has not provided a reconciliation of any such forward looking non-GAAP financial measures because not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. Such information could have a significant impact on the expected comparable GAAP financial measures for the same period.

Contact:

Investors: investors@plbygroup.com

Media: press@plbygroup.com